UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 14, 2024
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ARTIVION, INC.
(Exact name of registrant as specified in its charter)
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Delaware	1-13165	59-2417093
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1655 Roberts Boulevard, N.W., Kennesaw, Georgia	30144
(Address of principal executive office)	(Zip Code)
Registrant’s telephone number, including area code: (770) 419-3355
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	AORT	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

As further described below in Item 5.07 of this Current Report on Form 8-K, at Artivion, Inc.’s (the “Company” or “Artivion”) 2024 Annual Meeting of Stockholders held on May 14, 2024 (the “Annual Meeting”), the Company’s stockholders approved the amendment and restatement of Artivion’s Certificate of Incorporation, as amended, to allow for officer exculpation as provided for under Delaware law (the “Amended and Restated Certificate of Incorporation”). The Company filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware with an effective date of May 15, 2024.

A description of the Amended and Restated Certificate of Incorporation is set forth in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2024 (the “Proxy Statement”) in the section entitled “Proposal Four – Approval of the Amendment and Restatement of Artivion’s Certificate of Incorporation to Allow for Officer Exculpation as Provided for Under Delaware Law.” The foregoing description of the Amended and Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

At the Annual Meeting, the Company’s stockholders elected each individual that was nominated for election as director of the Company to serve until the next annual meeting or until their successors are elected and qualified. The stockholders also (i) approved, by non-binding vote, the compensation paid to Artivion’s named executive officers, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, (ii) ratified the preliminary selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2024, and (iii) approved the Amended and Restated Certificate of Incorporation to allow for officer exculpation as provided for under Delaware law.

The final results of the voting on each matter of business at the Annual Meeting are as follows:

(i) Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Thomas F. Ackerman	32,376,633	474,844	4,121,060
Daniel J. Bevevino	32,307,634	543,843	4,121,060
Marna P. Borgstrom	32,222,514	628,963	4,121,060
James W. Bullock	32,759,408	92,069	4,121,060
Jeffrey H. Burbank	27,413,096	5,438,381	4,121,060
Elizabeth A. Hoff	32,222,137	629,340	4,121,060
J. Patrick Mackin	32,526,399	325,078	4,121,060
Jon W. Salveson	32,254,634	596,843	4,121,060
Anthony B. Semedo	32,759,935	91,542	4,121,060

(ii) Approval, by non-binding vote, of the compensation paid to Artivion’s named executive officers, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
31,886,469	807,171	157,837	4,121,060

(iii) Ratification of the preliminary selection of Ernst & Young LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2024

Votes For	Votes Against	Votes Abstain
36,785,277	64,594	122,666

(iv) Approval of the amendment and restatement of Artivion’s Certificate of Incorporation to allow for officer exculpation as provided for under Delaware law

Votes For	Votes Against	Votes Abstain	Broker Non-Votes
30,848,088	1,866,048	137,341	4,121,060
Item 9.01(d)    Exhibits
(d)Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Certificate of Incorporation of Artivion, Inc.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Artivion, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 16, 2024

ARTIVION, INC.

By:	/s/ Lance A. Berry
Name:	Lance A. Berry
Title:	Chief Financial Officer and Executive Vice President, Finance